                                                                 Exhibit 10.8


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

Warrant No. 3                                       Right to Purchase **76**
                                      COPY          Shares of Common Stock
                                                    of CombinatoRx, Incorporated

                            COMBINATORX, INCORPORATED

                          Common Stock Purchase Warrant

     COMBINATORX, INCORPORATED, a Massachusetts corporation (the "Corporation"), hereby certifies that, for value received, Kristina Bieker-Brady of 142 Hinckley Road, Milton, MA 02186, or her registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Corporation at any time or from time to time before 5:00 P.M., Boston time, on or before May 1, 2005, the number of fully paid and nonassessable shares of Common Stock, each with a par value of $0.001, of the Corporation set forth above at a purchase price per share of $0.001 (such purchase price per share, as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     This Warrant evidencing the right to purchase shares of Common Stock of the Corporation is issued in connection with the terms of a letter agreement dated April 25, 2000 between the Corporation and Clark & Elbing, LLP and a letter of direction from Clark & Elbing, LLP dated December 8, 2000.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term "Corporation" shall include CombinatoRx, Incorporated and any corporation which shall succeed or assume the obligations of the Corporation hereunder.

     (b) The term "Common Stock" means the Corporation's $0.001 par value Common Stock and any other securities into which or for which any of such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets, or otherwise.

     1.      EXERCISE OF WARRANT.

             1. 1. FULL EXERCISE. This Warrant may be exercised in full by the Holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such Holder, to the Corporation at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Corporation, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

             1.2. PARTIAL EXERCISE. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Subsection
1. 1, except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the subscription at the end hereof by (b) the Purchase Price then in effect. On any such partial exercise the Corporation at its expense will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

             1.3. TRUSTEE FOR WARRANT HOLDERS. In the event that a bank or trust Corporation shall have been appointed as trustee for the Holder of the Warrant pursuant to Subsection 3.2, such bank or trust Corporation shall have all the powers and duties of a warrant agent appointed pursuant to Section 10 and shall accept, in its own name for the account of the Corporation or such successor person as may be entitled thereto, all amounts otherwise payable to the Corporation or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

     2. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant, in full or in part, and in any event within 10 days thereafter, the Corporation at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

     3.      ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.

             3.1. ADJUSTMENT. In case at any time or from time to time, the Corporation shall: (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Corporation, then, in each such case, the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

             3.2. DISSOLUTION. In the event of any dissolution of the Corporation following the transfer of all or substantially all of its properties or assets, the Corporation, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of this Warrant after the effective date of such dissolution pursuant to this Section 3 to a bank or trust Corporation, having its principal office in Boston, Massachusetts, as trustee for the Holder or Holders of this Warrant.

             3.3. CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Corporation, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 5.

     4. ADJUSTMENT IN CASE OF EXTRAORDINARY EVENTS. In the event that the Corporation shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock or (iii) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this Section 4} be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

     5. NO DILUTION OR IMPAIRING . The Corporation will not, by amendment of its Articles of Organization or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant from time to time outstanding, and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Corporation (if the Corporation is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of the Warrant.

     6.      NOTICES OF RECORD DATE, ETC. In the event of;

     (a) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation or any transfer of all or substantially all the assets of the Corporation to or consolidation or merger of the Corporation with or into any other person, or

     (b) any voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

then, and in each such event, the Corporation will mail or deliver, or cause to be mailed or delivered, to each Holder of a Warrant a notice specifying the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the Holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up.

     7. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANT. The Corporation will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock from time to time issuable on the exercise of this Warrant.

     8. EXCHANGE OF WARRANT. On surrender for exchange of this Warrant properly endorsed, to the Corporation, the Corporation at its expense will issue and deliver to or on the order of the Holder thereof a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder (on payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered.

     9. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Corporation or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Corporation at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     10. WARRANT AGENT. The Corporation may, by written notice to each Holder of a Warrant, appoint an agent having an office in Boston, Massachusetts for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 8 and replacing this Warrant pursuant to Section 9, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     11. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which each Holder hereof by the taking hereof consents and agrees:

     (a) subject to compliance with applicable federal and state securities laws, title to this Warrant may be transferred by endorsement (by the Holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

     (b) any person in possession of this Warrant, properly endorsed, is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

     (c) until this Warrant is transferred on the books of the Corporation, the Corporation may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     12. NOTICES, ETC. All notices and other communications from the Corporation to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, or sent by a reputable overnight deliver service, to such address as may have been furnished to the Corporation in writing by such Holder or, until any such Holder furnishes to the Corporation an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Corporation.

     13. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     14. EXPIRATION. The right to exercise this Warrant shall expire at 5:00 P.M., Boston time, on May 1, 2005.

             EXECUTED this 8th day of December, 2000.

                                        COMBINATORX, INCORPORATED

                                        COPY

                                        By: /s/ Alexis Borisy
                                           ------------------------------
                                        Alexis Borisy, President
                                        Hereunto Duly Authorized

(Signature must conform to name
of Holder as specified on the                  ----------------------------
face of the Warrant)                           Kristina Bieker-Brady

                                      COPY

                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)

     For value received, the undersigned hereby sells, assigns, and transfers unto _____________________________ the right represented by the within Warrant to purchase _________ shares of Common Stock of COMBINATORX, INCORPORATED to which the within Warrant relates, and appoints ______________ Attorney to transfer such right on the books of COMBINATORX, INCORPORATED with full power of substitution in the premises.

     Dated:_______________


                                               ----------------------------
                                               Kristina Bieker-Brady

Signed in the presence of:


--------------------------

                                        7